                                                                   EXHIBIT 10.12

                                 3/01 AMENDMENT
                             (THE EIGHTH AMENDMENT)

                           DATED AS OF MARCH 30, 2001

                                       TO

                         REPURCHASE FINANCING AGREEMENT
                           DATED AS OF OCTOBER 9, 1996

                                      AMONG

                            ASSOCIATES FUNDING, INC.
                                  ("BORROWER")

                             RYLAND MORTGAGE COMPANY
                                  ("GUARANTOR")

                            THE CHASE MANHATTAN BANK
                          ("CHASE"), AS AGENT ("AGENT")

                                       AND

                                 CERTAIN LENDERS

         $45,000,000 (ORIGINALLY $100,000,000) REVOLVING CREDIT FACILITY



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

                                      INDEX

"3/01 AMENDMENT"...........................................................1
"AGENT"....................................................................1
"BORROWER".................................................................1
"CHASE"....................................................................1
"COMPANIES"................................................................1
"GUARANTOR"................................................................1
"LENDERS"..................................................................1
"LOAN AGREEMENT"...........................................................1
"STATED TERMINATION DATE"..................................................1




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

                                TABLE OF CONTENTS

               Preamble........................................1
               Recitals........................................1
               Amendments......................................1
               1. Amendment of Section 1.1.....................1
               2. Conditions Precedent.........................1
               3. Payment Terms................................2
               4. Representations and Warranties...............2
               5. Ratification.................................2
               6. Miscellaneous................................2







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

                                3/01 AMENDMENT TO
                         REPURCHASE FINANCING AGREEMENT

                                    PREAMBLE

        THIS 3/01 AMENDMENT TO REPURCHASE FINANCING AGREEMENT (the "3/01 AMENDMENT") entered into as of March 30, 2001, among ASSOCIATES FUNDING, INC., a Delaware corporation ("BORROWER"), RYLAND MORTGAGE COMPANY, an Ohio corporation ("GUARANTOR"), THE CHASE MANHATTAN BANK ("CHASE"), a New York banking corporation and successor by merger to Chase Bank of Texas, National Association, a national banking association formerly named Texas Commerce Bank National Association, as a lender and as agent for the lenders from time to time party thereto (in that capacity, the "AGENT"), and Chase, as currently the only lender party to the Loan Agreement (defined below) to amend (for the eighth time) the Loan Agreement, recites and provides as follows:

                                    RECITALS

        Borrower and Guarantor (the "COMPANIES") and Chase, as Agent and the only lender (the lenders thereunder being called the "LENDERS"), are party to the Repurchase Financing Agreement dated as of October 9, 1996 (as amended through the date of this amendment, the "LOAN AGREEMENT") providing for revolving credit loans of (originally) up to $100 million of principal lent and outstanding on any day during the term of the Loan Agreement, and previously amended to, among other things, reduce such limit to $35 million and subsequently (by the 9/00 Amendment to Repurchase Financing Agreement dated as of September 1, 2000) to increase it back up to $45 million. Terms defined in the Loan Agreement have the same meanings when used, unless otherwise defined, in this amendment. This amendment is for the purpose of extending the Stated Termination Date to March 29, 2002 and confirming and continuing existing agreements between the parties for accrual and payment of a facility fee. Accordingly, for valuable and acknowledged consideration, the parties to this amendment agree as follows:

                                   AMENDMENTS

                          1. AMENDMENT OF SECTION 1.1.

        SECTION 1.1 is amended by adding the following new definition, in alphabetical order:

               "3/01 AMENDMENT" means the 3/01 Amendment to Repurchase Financing Agreement dated as of March 30, 2001, executed by the parties hereto and amending this Agreement (for the eighth time).

        SECTION 1.1 is further amended by amending the following definitions to henceforth read as follows:

                 "STATED TERMINATION DATE" means March 29, 2002.

                            2. CONDITIONS PRECEDENT.

        The Companies agree to forthwith deliver to the Agent: (a) counterparts of this amendment executed by all of the parties named below, (b) for any officer of either Company signing below on behalf of that Company but not included in certificates of incumbency for that Company delivered to the Agent before this amendment, a certificate of the secretary or assistant secretary of that Company about the due incumbency of that officer, and (c) if the Agent reasonably requires, resolutions of the directors of any Company authorizing this amendment


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

certified as accurate and complete by the secretary or assistant secretary of the appropriate Company. This amendment shall become effective as of the effective date of this amendment upon execution of this amendment by the Borrower and the Agent.

                                3. PAYMENT TERMS.

        Section 3.18 of the Loan Agreement is hereby amended in its entirety to henceforth read as follows:

               3.18 FEES. The following fee is not compensation for the use, detention, or forbearance of money, is in addition to and not in lieu of interest and expenses otherwise described in the Loan Papers, is non-refundable, to the extent lawful, bears interest if not paid when due at the Default Rate, and is calculated on the basis of actual days (including the first but excluding the last) elapsed over a year of 360 days (or 365 or 366 days, as the case may be, if the calculation would otherwise result in exceeding the Maximum Amount and the payment were deemed to be interest notwithstanding the above provisions to the contrary), Borrower shall pay to The Chase Manhattan Bank a facility fee of twelve and one-half basis points (0.125%) per annum of the Commitment, due and payable in arrears on (A) April 1, 2001 (for the calendar quarter January-March 2001), (B) on the first day of each July, October, January and April thereafter (for the calendar quarter just ended) and (C) on the Termination Date (for the period from the date through which the last preceding payment was made to the Termination
        Date).

                       4. REPRESENTATIONS AND WARRANTIES.

        The Companies jointly and severally represent and warrant to Agent and Lenders that, as of the date of this amendment and on the date of its execution
(a) the representations and warranties in the Loan Papers are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Papers, and (b) no Default or Potential Default exists.

                                5. RATIFICATION.

        The Companies ratify and confirm (a) all provisions of the Loan Papers as amended by this amendment and (b) that all guaranties, assurances and Liens granted, conveyed, or assigned to Agent or Lenders under the Loan Papers -- including, but not limited to, the unconditional and irrevocable guaranty by the Guarantor of (i) the prompt payment of the Obligation at maturity, by acceleration or otherwise, and at all times after maturity in accordance with the Loan Papers, and (ii) the prompt performance of and compliance with every term, covenant, and condition of the Loan Papers when due, all as stated in
Section 4.1 of the Loan Agreement -- as they may have been revised, extended, and amended, continue to guarantee, assure and secure the full payment and performance of the Obligation (including, without limitation, all amounts evidenced now or in the future by any note delivered under this amendment).

                                6. MISCELLANEOUS.

        All references in the Loan Papers to the "Loan Agreement" are to the Loan Agreement as heretofore amended and as amended by this amendment. This amendment is a "Loan Paper" referred to in the Loan Agreement, and the provisions relating to Loan Papers in the Loan Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Loan Agreement is unchanged and continues in full force


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

and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and benefits the Companies, Agent, Lenders and their respective successors and permitted assigns. THIS AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        The remainder of this page is intentionally blank; counterpart signature pages follow.




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        EXECUTED as of the day and year first stated above.


ASSOCIATES FUNDING, INC.                  RYLAND MORTGAGE COMPANY


By:     /s/ SUSAN CASS                    By:     /s/ SUSAN CASS
   ---------------------------------         ----------------------------------
(Name)  Susan Cass                        (Name)  Susan Cass
      ------------------------------            -------------------------------
(Title) Senior Vice President and         (Title) Senior Vice President and
       -----------------------------             ------------------------------
        Chief Financial Officer                   Chief Financial Officer
       -----------------------------             ------------------------------


THE CHASE MANHATTAN BANK, as Agent and as a Lender


By:     /s/ CYNTHIA E. CRITES
   ---------------------------------
(Name)  Cynthia E. Crites
      ------------------------------
(Title) Vice President
       -----------------------------





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